UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2022 (August 23, 2022)

Sagaliam Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41182	86-3006717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Barry Kostiner

1800 Avenue of the Stars, Suite 1475

Los Angeles, CA 900067

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (213) 616-0011

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one Right	SAGAU	The Nasdaq Stock Market LLC

Class A common stock included as part of the units	SAGA	The Nasdaq Stock Market LLC

Rights included as part of the units	SAGAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2022, Sagaliam Acquisition Corp. (the “Company”) issued a convertible promissory note (the “Promissory Note”) to Sagaliam Sponsor LLC, the Company’s sponsor (“Sponsor”). Pursuant to the Promissory Note, the Sponsor agreed to loan the Company an aggregate principal amount up to $1,500,000. The principal of this Promissory Note may be drawn down from time to time prior to the earlier of: (i) April 30, 2023 or (ii) the date on which the Company consummates an initial business combination with a target business (a “Business Combination”), upon written request from the Company to the Sponsor. The Promissory Note was issued to fund working capital of the Company. The Promissory Note is non-interest bearing and all outstanding amounts under the Promissory Note will be due on the earlier of: (i) April 30, 2023 or (ii) the date on which the Company consummates a Business Combination (the “Maturity Date”). If a Business Combination is not announced prior to December 23, 2022, the unpaid principal balance of the Promissory Note, and all other sums payable with regard to the Promissory Note, shall automatically and immediately become due and payable, in all cases without any action on the part of the Sponsor. All or a portion of the amounts outstanding under the Promissory Note may be converted on the Maturity Date into units at a price of $10.00 per unit at the option of the Sponsor. The units would be identical to the Company’s outstanding private placement units that were issued to the Sponsor in a private placement at the time of the Company’s initial public offering. The Promissory Note contains customary events of default, including, among others, those relating to the Company’s failure to make a payment of principal when due.

The foregoing description of the Promissory Note is qualified in its entirety by reference to the full text of the Promissory Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

No.	Description of Exhibit
10.1	Promissory Note dated August 23, 2022 by Sagaliam Acquisition Corp., issued to Sagaliam Sponsor LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2022

SAGALIAM ACQUISITION CORP.

By:	/s/ Barry Kostiner
Barry Kostiner
Chief Executive Officer

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